UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CARGURUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your vote counts! Cargurus, inc. 2022 annual meeting vote by june 03,2022 11:59pm et cargurus, inc. C/o broadridge p.o. Box 1342 brentwood, ny 11717 you invested in cargurus, inc. And it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on june 07, 2022. Get informed before you vote view the annual report, notice & proxy statement online or you can receive a free paper or email copy of the material(s) by requesting prior to may 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control smartphone users point your camera here and vote without entering a control number vote virtually at the meeting* june 07, 2022 3:00 pm edt virtually at: www.virtualshareholdermeeting.com/carg2022 * please check the meeting materials for any requirements for meetings attendance.

Vote at www.proxyvote.com this is not a votable ballot this is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting items board recommends 1. To elect three class ii directors to hold office until the 2025 annual meeting of stockholders. Nominees: 01) steven conine 02) yvonne hao 03) stephen kaufer for 2. To ratify the selection of ernst & young llp as the company’s independent registered public accounting firm for its fiscal year ending december 31, 2022. For. 3. To approve, on a non-binding advisory basis, the compensation of the company’s named executive officers. For note: to conduct any other business properly brought before the annual meeting. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure t click “sign up for e-delivery”.